UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2006

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

ISSG, INC., 5715 Lemona Avenue, Van Nuys, CA 91411

(Former name or former address, if changed since last report)

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

On October 31, 2006, the Registrant dismissed Malone & Bailey, PC as its independent auditor and appointed De Joya Griffith & Company, LLC, as their independent accountants for the interim period ended September 30, 2006 and the year ending December 31, 2006. This is a change in accountants recommended and approved by the Registrant's Executive Management and the Registrant's Board of Directors. De Joya Griffith & Company, LLC was engaged by the Registrant on October 31, 2006. During the most recent two fiscal years and the portion of time preceding the decision to engage De Joya Griffith & Company, LLC, neither the Registrant nor anyone engaged on its behalf has consulted with De Joya Griffith & Company, LLC regarding (i) either the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(10(iv) of Regulation S-B) or a reportable event.

The audit reports issued by Malone & Bailey, PC with respect to the Registrant’s financial statements for the fiscal years ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals, except that Malone & Bailey PC’s report contained an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern. From August 8, 2005 through the date of Malone & Bailey PC’s dismissal, there were no disagreements between the Registrant and Malone & Bailey PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, PC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Malone & Bailey, PC, as the independent accountants of the Registrant.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
(16)	Letter from Malone & Bailey, PC, dated October 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By: /s/ Terence Davis
Terence Davis, President

Date: October 31, 2006